UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 2, 2011

Dover Saddlery, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-51624	04-3438294
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

525 Great Road, P.O. Box 1100, Littleton, Massachusetts		01460
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	978-952-8062

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On May 8, 2012, Dover Saddlery, Inc. issued a press release reporting its financial results for its fiscal quarter ended March 31, 2012. A copy of the press release is attached and is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of the Stockholders of Dover Saddlery, Inc. was held on May 2, 2012 at 12:30 P.M. (U.S. EDT), at the Downtown Harvard Club of Boston, One Federal Street, 38th Floor, Boston, Massachusetts 02110. A total of 3,840,109 shares of the Company’s common stock were present or represented by proxy at the meeting, representing more than 72% of the Company’s shares outstanding as of the March 7, 2012 record date.

The matters submitted for a vote and the related final voting results were as follows:

Proposal No. 1: To elect two Class I directors to serve until the 2015 annual meeting or until their respective successors are elected and have been qualified.

The final results of the votes cast were as follows:

DIRECTOR	FOR	AGAINST	WITHHELD	BROKER NON-VOTES
Kevin K. Albert	2,519,878	—	6294	1,313,937
Gregory F. Mulligan	2,519,878	—	6294	1,313,937

Pursuant to the foregoing votes, the two Class I Director nominees listed above were elected to serve on the Company’s Board of Directors.

The names, classes and terms of the Directors continuing to serve in office are as follows:

Class II Directors (with terms expiring at the 2013 Annual Meeting, or until their successors are duly elected and qualified):

Jonathan A. R. Grylls
David J. Powers
John W. Mitchell

Class III Directors (with terms expiring at the 2014 Annual Meeting, or until their successors are duly elected and qualified):

Stephen L. Day
James F. Powers

Proposal No. 2: To ratify the selection of McGladrey & Pullen, LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2012.

The final results of the votes cast were as follows:

FOR	AGAINST	ABSTAIN	Broker Non-Votes
3,833,310	6799	—	—

Pursuant to the foregoing vote, the stockholders ratified the selection of McGladrey & Pullen, LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2012.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 May 8, 2012 Press Release

Disclaimer

The information and exhibits submitted in this Report are and shall be deemed to furnished to the Securities and Exchange Commission, and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

The press release attached as Exhibit 99.1 to this Report includes “forward-looking statements” within the meaning of section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including without limitation statements made about the registrant’s business outlook for fiscal 2012, the prospects for overall revenue growth and profitability, high fulfillment rates and the opening of new stores. Although the registrant believes that the expectations reflected in such forward-looking statements are reasonable at this time, it can give no assurance that such expectations will prove to have been correct. Actual results could differ materially based upon a number of factors including those identified in the press release.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dover Saddlery, Inc.

May 8, 2012	By:	/s/ David R. Pearce

Name: David R. Pearce
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	May 8, 2012 Press Release